Exhibit 10.1

EXECUTION COPY

PURCHASE AGREEMENT

dated as of October 11, 2007

between

CAPITAL ONE AUTO FINANCE, INC.

and

CAPITAL ONE AUTO RECEIVABLES, LLC,

as Purchaser

Purchase Agreement (2007-C)

-i-	Purchase Agreement (2007-C)

TABLE OF CONTENTS

(continued)

		Page
SECTION 4.13	Nonpetition Covenant	10

SECTION 4.14	Submission to Jurisdiction	10

SECTION 4.15	Third-Party Beneficiaries	11

SECTION 4.16	Limitation of Rights	11

EXHIBITS

Exhibit A	Form of Assignment
Exhibit B-1	Form of COAF Re-Assignment
Exhibit B-2	Form of COAF Cross Receipt
Schedule I	Perfection Representations, Warranties and Covenants

-ii-	Purchase Agreement (2007-C)

THIS PURCHASE AGREEMENT is made and entered into as of October 11, 2007 (as amended from time to time, this “Agreement”) by CAPITAL ONE AUTO FINANCE, INC., a Texas corporation (“COAF”), and CAPITAL ONE AUTO RECEIVABLES, LLC, a Delaware limited liability company (the “Purchaser”).

WITNESSETH:

WHEREAS, the Purchaser desires to purchase from COAF a portfolio of motor vehicle receivables, including motor vehicle retail installment sales contracts and/or installment loans that are secured by new and used automobiles, light-duty trucks and motorcycles; and

WHEREAS, COAF is willing to sell such portfolio of motor vehicle receivables and related property to the Purchaser on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND USAGE

SECTION 1.1 Definitions. Except as otherwise defined herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Sale and Servicing Agreement dated as of the date hereof (as from time to time amended, supplemented or otherwise modified and in effect, the “Sale and Servicing Agreement”) among Capital One Auto Finance Trust 2007-C, COAF, as Servicer, the Purchaser, as Seller, and Deutsche Bank Trust Company Americas, as Indenture Trustee, which also contains rules as to usage that are applicable herein. As used herein, the following terms shall have the following meanings:

“Initial Purchased Assets” has the meaning specified in Section 2.1.

“Purchased Assets” has the meaning specified in Section 2.2.

“Subsequent Purchased Assets” has the meaning specified in Section 2.2.

SECTION 1.2 Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule, Appendix or Exhibit are references to Articles, Sections, Schedules, Appendices and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term “including” means “including without limitation”; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that

Purchase Agreement (2007-C)

law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person’s successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

ARTICLE II

PURCHASE

SECTION 2.1 Agreement to Sell and Contribute on the Closing Date. On the terms and subject to the conditions set forth in this Agreement, COAF irrevocably agrees to sell, transfer, assign and otherwise convey to the Purchaser without recourse (subject to the obligations herein) on the Closing Date all of its right, title and interest in, to and under the Receivables, the Collections after the Initial Cut-Off Date, the Receivable Files and the Related Security relating thereto, whether now owned or hereafter acquired, identified in an Assignment substantially in the form of Exhibit A delivered on the Closing Date (collectively, the “Initial Purchased Assets”), which sale shall be effective as of the Initial Cut-Off Date. The sale, transfer, assignment and conveyance made hereunder does not constitute and is not intended to result in an assumption by the Purchaser of any obligation of COAF or any Originator to the Obligors, the Dealers or any other Person in connection with the Receivables or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

SECTION 2.2 Agreement to Sell and Contribute on the Funding Dates. On the terms and subject to the conditions set forth in this Agreement, COAF irrevocably agrees to sell, transfer, assign and otherwise convey to the Purchaser on each Funding Date all of its right, title and interest in, to and under the Receivables, and the Collections after the related Subsequent Cut-Off Date, the Receivable Files and the Related Security relating thereto, whether now owned or hereafter acquired, identified in an Assignment substantially in the form of Exhibit A delivered on such Funding Date (collectively, the “Subsequent Purchased Assets” and, together with the Initial Purchased Assets, and all proceeds of the foregoing, the “Purchased Assets”). The sale, transfer, assignment and conveyance made hereunder does not constitute and is not intended to result in an assumption by the Purchaser of any obligation of COAF or any Originator to the Obligors, the Dealers or any other Person in connection with the Receivables or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

SECTION 2.3 Consideration and Payment. In consideration of the sale of the Initial Purchased Assets sold to the Purchaser on the Closing Date, the Purchaser shall pay to COAF on such date an amount equal to $819,673,629.34, representing the estimated fair market value of the Initial Purchased Assets on the Closing Date. Notwithstanding the preceding sentence, if such purchase price for the Initial Purchased Assets exceeds the amount of cash available to the Purchaser from the proceeds of the sale of the Notes, then an undivided interest in such Initial Purchased Assets in an amount equal to such excess shall be deemed to have been contributed to the Purchaser by COAF.

SECTION 2.4 Consideration and Payment for the Subsequent Purchased Assets. In consideration of the sale of the Subsequent Purchased Assets sold to the Purchaser on each Funding Date, the Purchaser shall pay to COAF on such date an amount equal to the estimated

-2-	Purchase Agreement (2007-C)

fair market value of the related Subsequent Purchased Assets on such Funding Date (the “Purchase Price”). Notwithstanding the preceding sentence, if the Purchase Price to be paid by the Purchaser for such Subsequent Transferred Assets exceeds the amount of any cash payments paid by the Issuer to the Purchaser on such Funding Date for such Subsequent Transferred Assets, an undivided interest in such Subsequent Transferred Assets in an amount equal to such excess shall be deemed to have been contributed to the Purchaser by COAF.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 3.1 Representations and Warranties of COAF. COAF makes the following representations and warranties as of the Closing Date with respect to the Initial Purchased Assets and as of each Funding Date with respect to the related Subsequent Purchased Assets, in each case on which the Purchaser will be deemed to have relied in acquiring the Purchased Assets. The representations and warranties will survive the conveyance of the Purchased Assets to the Purchaser, the conveyance of the Purchased Assets to the Issuer pursuant to the Sale and Servicing Agreement and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:

(a) Existence and Power. COAF is a corporation validly existing and in good standing under the laws of its state of organization and has, in all material respects, full power and authority to own its assets and operate its business as presently owned or operated, and to execute, deliver and perform its obligations under the Transaction Documents to which it is a party or affect the enforceability or collectibility of the Receivables or any other part of the Purchased Assets. COAF has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of COAF to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Purchased Assets.

(b) Authorization and No Contravention. The execution, delivery and performance by COAF of the Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of COAF and do not contravene or constitute a default under (i) any applicable law, rule or regulation, (ii) its organizational documents or (iii) any material indenture or material agreement or instrument to which COAF is a party or by which its properties are bound (other than violations of such laws, rules, regulations, indentures or agreements which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or COAF’s ability to perform its obligations under, the Transaction Documents).

(c) No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by COAF of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or any other part of the Purchased Assets or would not materially and adversely affect the ability of COAF to perform its obligations under the Transaction Documents.

-3-	Purchase Agreement (2007-C)

(d) Binding Effect. Each Transaction Document to which COAF is a party constitutes the legal, valid and binding obligation of COAF enforceable against COAF in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting the enforcement of creditors’ rights generally and, if applicable, the rights of creditors of corporations from time to time in effect or by general principles of equity.

(e) No Proceedings. There are no actions, orders, suits or proceedings pending or, to the knowledge of COAF, threatened against COAF before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seek any determination or ruling that would materially and adversely affect the performance by COAF of its obligations under this Agreement or any of the other Transaction Documents, or (iv) relating to COAF that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.

(f) Lien Filings. COAF is not aware of any material judgment, ERISA or tax lien filings against COAF.

SECTION 3.2 Representations and Warranties of COAF as to each Receivable. On the date hereof, with respect to the Initial Receivables, or on each Funding Date, with respect to the Subsequent Receivables, COAF hereby makes the representations and warranties set forth on Schedule I to the Sale and Servicing Agreement to the Purchaser as to the Initial Receivables and Subsequent Receivables, as applicable, sold, transferred, assigned and otherwise conveyed to the Purchaser under this Agreement on which such representations and warranties the Purchaser relies in acquiring the Receivables. Such representations and warranties shall survive the sale of the Receivables to the Issuer under the Sale and Servicing Agreement, and the Grant of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

SECTION 3.3 Repurchase upon Breach. Upon discovery by or notice to the Purchaser or COAF of a breach of any of the representations and warranties set forth in Section 3.2 with respect to any Receivable at the time such representations and warranties were made which materially and adversely affects the interests of the Issuer, the Note Insurer or the Noteholders in such Receivable, the party discovering such breach or receiving such notice shall give prompt written notice thereof to the other party; provided, that delivery of the Servicer’s Certificate shall be deemed to constitute prompt notice by the Servicer and the Issuer of such breach; provided, further, that the failure to give such notice shall not affect any obligation of COAF hereunder. If the breach materially and adversely affects the interests of the Purchaser, the Issuer, the Note Insurer or the Noteholders in such Receivable, then COAF shall either (a) correct or cure such breach or (b) repurchase such Receivable from the Purchaser, in either case on or before the Payment Date following the end of the Collection Period which includes the 60th day after the date COAF became aware or was notified of such breach. Any such

-4-	Purchase Agreement (2007-C)

purchase by COAF shall be at a price equal to the Repurchase Price. In consideration for such repurchase, COAF shall make (or shall cause to be made) a payment to the Purchaser equal to the Repurchase Price by depositing such amount into the Collection Account prior to noon, New York City time on such date of repurchase. Upon payment of such Repurchase Price by COAF, the Purchaser shall release and shall execute and deliver a COAF Re-Assignment and COAF Cross Receipt substantially in the forms of Exhibit B-1 and B-2, respectively, and any such other instruments of release, transfer or assignment in each case without recourse or representation, as may be reasonably requested by COAF to evidence such release, transfer or assignment or more effectively vest in COAF or its designee any Receivable and related Purchased Assets repurchased pursuant to this Section 3.3. It is understood and agreed that, unless COAF fails to purchase any Receivable as described above, the obligation of COAF to purchase any Receivable as described above shall constitute the sole remedy respecting such breach available to the Purchaser.

SECTION 3.4 Protection of Title.

(a) COAF shall authorize and file such financing statements and cause to be authorized and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Purchaser under this Agreement in the Purchased Assets (other than any Purchased Assets with respect thereto, to the extent that the interest of the Purchaser therein cannot be perfected by the filing of a financing statement). COAF shall deliver (or cause to be delivered) to the Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b) COAF shall not change its name, identity, corporate structure or jurisdiction of organization in any manner that would make any financing statement or continuation statement filed by COAF in accordance with paragraph (a) above “seriously misleading” within the meaning of Sections 9-506, 9-507 or 9-508 of the UCC, unless it shall have given the Purchaser at least five days’ prior written notice thereof and, to the extent necessary, shall have promptly filed amendments to previously filed financing statements or continuation statements described in paragraph (a) above.

(c) COAF shall give the Purchaser at least five days’ prior written notice of any change of location of COAF for purposes of Section 9-307 of the UCC and shall have taken all action prior to making such change (or shall have made arrangements to take such action substantially simultaneously with such change, if it is not possible to take such action in advance) reasonably necessary or advisable in the opinion of the Purchaser to amend all previously filed financing statements or continuation statements described in paragraph (a) above.

(d) COAF shall maintain (or shall cause its Sub-Servicer to maintain) accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payment owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

-5-	Purchase Agreement (2007-C)

(e) COAF shall maintain (or shall cause its Sub-Servicer to maintain) its computer systems so that, from time to time after the conveyance under this Agreement of the Receivables, the master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Purchaser (or any subsequent assignee of the Purchaser) in such Receivable and that such Receivable is owned by such Person. Indication of such Person’s interest in a Receivable shall not be deleted from or modified on such computer systems until, and only until, the related Receivable shall have been paid in full or repurchased.

(f) If at any time COAF shall propose to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, COAF shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Purchaser (or any subsequent assignee of the Purchaser).

SECTION 3.5 Other Liens or Interests. Except for the conveyances and grants of security interests pursuant to this Agreement and the other Transaction Documents, COAF shall not sell, pledge, assign or transfer the Receivables or other property transferred to the Purchaser to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any interest therein, and COAF shall defend the right, title and interest of the Purchaser in, to and under such Receivables or other property transferred to the Purchaser against all claims of third parties claiming through or under COAF.

SECTION 3.6 Perfection Representations, Warranties and Covenants. COAF hereby makes the perfection representations, warranties and covenants attached hereto as Schedule I to the Purchaser and the Purchaser shall be deemed to have relied on such representations, warranties and covenants in acquiring the Purchased Assets.

SECTION 3.7 Certificate of Title Repurchase Event. Upon the occurrence of a Certificate of Title Repurchase Event with respect to any Receivable, COAF shall purchase such Receivable from the Purchaser on any date occurring on or before the Payment Date following the end of the Collection Period during which such Certificate of Title Repurchase Event occurs. Any such purchase by COAF shall be at a price equal to the Repurchase Price. In consideration for such repurchase, COAF shall make (or shall cause to be made) a payment to the Purchaser equal to the Repurchase Price by depositing such amount into the Collection Account prior to noon, New York City time on such date of repurchase. Upon payment of such Repurchase Price by COAF, the Purchaser shall release and shall execute and deliver a COAF Re-Assignment and COAF Cross-Receipt substantially in the forms of Exhibit B-1 and B-2, respectively, and any such other instruments of release, transfer or assignment, in each case without recourse or representation, as may be reasonably requested by COAF to evidence such release, transfer or assignment or more effectively vest in COAF or its designee all of the Purchaser’s rights in any Receivable and related Transferred Assets repurchased pursuant to this Section 3.7. It is understood and agreed that, unless COAF fails to repurchase any Receivable as described above, the right to cause COAF to repurchase any Receivable as described above shall constitute the sole remedy with respect to a Certificate of Title Repurchase Event available to the Purchaser, Issuer, the Note Insurer and the Indenture Trustee.

-6-	Purchase Agreement (2007-C)

ARTICLE IV

MISCELLANEOUS

SECTION 4.1 Transfers Intended as Sale; Security Interest.

(a) Each of the parties hereto expressly intends and agrees that the transfers contemplated and effected under this Agreement are complete and absolute sales and transfers rather than pledges or assignments of only a security interest and shall be given effect as such for all purposes. It is further the intention of the parties hereto that the Receivables and related Purchased Assets shall not be part of COAF’s estate in the event of a bankruptcy or insolvency of COAF. The sales and transfers by COAF of the Receivables and related Purchased Assets hereunder are and shall be without recourse to, or representation or warranty (express or implied) by, COAF, except as otherwise specifically provided herein. The limited rights of recourse specified herein against COAF are intended to provide a remedy for breach of representations and warranties relating to the condition of the property sold, rather than to the collectibility of the Receivables.

(b) Notwithstanding the foregoing, in the event that the Receivables and other Purchased Assets are held to be property of COAF, or if for any reason this Agreement is held or deemed to create indebtedness or a security interest in the Receivables and other Purchased Assets, then it is intended that:

(i) This Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction;

(ii) The conveyances provided for in Section 2.1 and Section 2.2 shall be deemed to be a grant by COAF of, and COAF hereby grants to the Purchaser, a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Receivables and other Purchased Assets, to secure such indebtedness and the performance of the obligations of COAF hereunder;

(iii) The possession by the Purchaser or its agent of the Receivables Files and any other property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by the purchaser or a person designated by such purchaser, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and

(iv) Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law.

SECTION 4.2 Notices, Etc. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class

-7-	Purchase Agreement (2007-C)

United States mail, postage prepaid, hand delivery, prepaid courier service, or by facsimile, and addressed in each case as set forth in Schedule II to the Sale and Servicing Agreement or at such other address as shall be designated in a written notice to the other parties hereto. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder; provided, however, that any notice to a Noteholder mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice.

SECTION 4.3 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING TO THE MAXIMUM EXTENT PERMITTED BY LAW ALL OTHER RULES THEREOF RELATING TO CONFLICTS OF LAW AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 4.4 Headings. The section headings hereof have been inserted for convenience only and shall not be construed to affect the meaning, construction or effect of this Agreement.

SECTION 4.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 4.6 Amendment.

(a) Any term or provision of this Agreement may be amended by the parties hereto, with the written consent of the Note Insurer (so long as the Note Insurer is the Controlling Party), but without the consent of any Noteholder, to cure any ambiguity, to correct or supplement any provisions in this Agreement, to comply with changes in the Code, to comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided that such amendment shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and the Owner Trustee, materially and adversely affect the interests of any Noteholder; provided, further, that such amendment shall be deemed not to materially and adversely affect the interests of any Noteholder, and no Opinion of Counsel shall be required if the Rating Agency Condition is satisfied with respect to such amendment; provided, further, that if the Note Insurer is not the Controlling Party, such amendment shall not materially and adversely affect the interests of the Note Insurer without the prior written consent of the Note Insurer.

(b) This Agreement may also be amended from time to time by the parties hereto, with the consent of the Controlling Party, for the purpose of adding any provisions to or

-8-	Purchase Agreement (2007-C)

changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Note Insurer. It will not be necessary for the consent of Noteholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

(c) Prior to the execution of any such amendment, COAF shall provide written notification of the substance of such amendment to each Rating Agency; and promptly after the execution of any such amendment or consent, COAF shall furnish a copy of such amendment or consent to each Rating Agency and the Indenture Trustee.

(d) Prior to the execution of any amendment to this Agreement, the Purchaser, the Note Insurer, the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Owner Trustee’s or the Indenture Trustee’s, as applicable, own rights, duties or immunities under this Agreement.

SECTION 4.7 Waivers. No failure or delay on the part of the Purchaser, the Servicer, the Note Insurer, COAF, the Issuer or the Indenture Trustee in exercising any power or right hereunder (to the extent such Person has any power or right hereunder) shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Purchaser or COAF in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any party under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

SECTION 4.8 Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.

SECTION 4.9 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

-9-	Purchase Agreement (2007-C)

SECTION 4.10 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree.

SECTION 4.11 Acknowledgment and Agreement. By execution below, COAF expressly acknowledges and consents to the sale of the Purchased Assets and the assignment of all rights and obligations of COAF related thereto by the Purchaser to the Issuer pursuant to the Sale and Servicing Agreement and the pledge, assignment and Grant of a security interest in the Receivables and the other Purchased Assets by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders and other Indenture Secured Parties. In addition, COAF hereby acknowledges and agrees that for so long as the Notes are outstanding, the Indenture Trustee will have the right to exercise all powers, privileges and claims of the Purchaser under this Agreement.

SECTION 4.12 Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 4.13 Nonpetition Covenant. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party hereto shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. This Section shall survive the termination of this Agreement.

SECTION 4.14 Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

-10-	Purchase Agreement (2007-C)

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 4.2 of this Agreement; and

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

SECTION 4.15 Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Noteholders and the Residual Interestholders and their respective successors and permitted assigns and each of the Owner Trustee, the Note Insurer and the Swap Counterparty shall be an express third party beneficiary hereof and may enforce the provisions hereof as if it were a party hereto. Except as otherwise provided in this Section, no other Person will have any right hereunder.

SECTION 4.16 Limitation of Rights.

(a) All of the rights of the Note Insurer in, to and under this Agreement (including, but not limited to, all of the Note Insurer’s rights as a third party beneficiary of this Agreement and all of the Note Insurer’s rights to receive notice of any action hereunder and to give or withhold consent to any action hereunder) shall terminate upon the termination of the Insurance Agreement in accordance with the terms thereof and the payment in full of all amounts owing to the Note Insurer.

(b) All of the rights of the Swap Counterparty in, to and under this Agreement (including, but not limited to, all of the Swap Counterparty’s rights as a third party beneficiary of this Agreement and all of the Swap Counterparty’s rights to receive notice of any action hereunder and to give or withhold consent to any action hereunder) shall terminate upon the termination of the Interest Rate Swap Agreement in accordance with the terms thereof and the payment in full of all amounts owing to the Swap Counterparty.

[Remainder of Page Intentionally Left Blank]

-11-	Purchase Agreement (2007-C)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

CAPITAL ONE AUTO FINANCE, INC.

By:	/s/ Albert A. Ciafre
Name:	Albert A. Ciafre
Title:	Assistant Vice President

S-1	Purchase Agreement (COAFT 2007-C)

CAPITAL ONE AUTO RECEIVABLES, LLC

By:	/s/ Richard Johns
Name:	Richard Johns
Title:	Assistant Vice President

S-2	Purchase Agreement (COAFT 2007-C)

EXHIBIT A

FORM OF

ASSIGNMENT PURSUANT TO PURCHASE AGREEMENT

[DATE]

For value received, in accordance with the Purchase Agreement dated as of October 11, 2007, between Capital One Auto Finance, Inc., a Texas corporation (“COAF”), and Capital One Auto Receivables, LLC, a Delaware limited liability company (the “Purchaser”) (the “Agreement”), on the terms and subject to the conditions set forth in the Agreement, COAF does hereby irrevocably sell, transfer, assign and otherwise convey to the Purchaser without recourse (subject to the obligations in the Agreement) on the date hereof, all right, title and interest of COAF, whether now owned or hereafter acquired, in, to and under the Receivables set forth on the Schedule of Receivables on the date hereof, and the Collections after the related Cut-Off Date and the Related Security relating thereto and all the proceeds of the foregoing, which sale shall be effective as of such Cut-Off Date.

The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of COAF or any Originator to the Obligors, the Dealers or any other Person in connection with the Receivables, or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

This assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Agreement and is governed by the Agreement.

Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

[Remainder of page intentionally left blank]

Ex A-1

IN WITNESS HEREOF, the undersigned has caused this assignment to be duly executed as of the date first written above.

CAPITAL ONE AUTO FINANCE, INC.

By:
Name:
Title:

Ex A-2	Exhibit A to the Purchase Agreement

EXHIBIT B-1

FORM OF COAF RE-ASSIGNMENT

(PURCHASE AGREEMENT)

[DATE]

Pursuant to the Purchase Agreement, dated as of October 11, 2007 (the “Purchase Agreement”), and the transactions contemplated thereby, in exchange for the Repurchase Price from the Assignee, the Assignor does hereby assign, transfer and otherwise absolutely convey unto the Assignee all of the Assignor’s right, title and interest, whether now or hereafter existing, in and to (i) the Receivables identified on Schedule I hereto (such Receivables, the “Repurchased Receivables”); (ii) all Collections thereon after the date hereof; (iii) all other property related to such Repurchased Receivables transferred by the Assignee to the Assignor under the Purchase Agreement on the Closing Date or related Funding Date, as applicable; and (iv) the proceeds of any and all of the foregoing.

The Assignee hereby acknowledges receipt from the Assignor of the Repurchased Receivables and other property described above, and the Assignor hereby acknowledges receipt from the Assignee of the Repurchase Price.

Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in (or by reference in) the Sale and Servicing Agreement, dated as of October 11, 2007, between Capital One Auto Finance Trust 2007-C, as Issuer, Capital One Auto Receivables, LLC, as Seller, Capital One Auto Finance, Inc., as Servicer, and Deutsche Bank Trust Company Americas, as Indenture Trustee.

[SIGNATURE FOLLOWS]

B-1-1	COAF Re-Assignment (Purchase Agreement)

IN WITNESS WHEREOF, the undersigned have caused this Re-Assignment to be duly executed as of the date first written above.

CAPITAL ONE AUTO RECEIVABLES, LLC, as Assignor

By:
Name:
Title:

CAPITAL ONE AUTO FINANCE, INC., as Assignee

By:
Name:
Title:

B-1-2	COAF Re-Assignment (Purchase Agreement)

SCHEDULE I

SCHEDULE OF REPURCHASED RECEIVABLES

[On file with Capital One Auto Finance, Inc.]

I-1	COAF Re-Assignment (Purchase Agreement)

EXHIBIT B-2

FORM OF COAF CROSS RECEIPT

(COAF RE-ASSIGNMENT)

[DATE]

Reference is hereby made to the Re-Assignment pursuant to the Purchase Agreement, dated as of the date hereof (the “COAF Re-Assignment”), by and between Capital One Auto Receivables, LLC (the “Assignor”) and Capital One Auto Finance, Inc. (the “Assignee”).

The Assignee hereby acknowledges receipt from the Assignor of the Repurchased Receivables pursuant to the terms of the COAF Re-Assignment.

The Assignor hereby acknowledges receipt from the Assignee of the Repurchase Price for the Repurchased Receivables pursuant to the terms of the COAF Re-Assignment.

As used herein, the term “Repurchased Receivables” has the meaning assigned to such term in the COAF Re-Assignment.

Capitalized terms not defined herein shall have the meanings assigned to such terms in Appendix A to the Sale and Servicing Agreement, dated as of October 11, 2007, between Capital One Auto Finance Trust 2007-C, as Issuer, Capital One Auto Receivables, LLC, as Seller, Capital One Auto Finance, Inc., as Servicer, and Deutsche Bank Trust Company Americas, as Indenture Trustee.

[SIGNATURES FOLLOW]

B-2-1	Cross Receipt (COAF Re-Assignment)

IN WITNESS WHEREOF, the undersigned have caused this Cross Receipt to be duly executed as of the date first above written.

CAPITAL ONE AUTO FINANCE , INC., as Assignee

By:
Name:
Title:

CAPITAL ONE AUTO RECEIVABLES, LLC, as Assignor

By:
Name:
Title:

B-2-1	Cross Receipt (COAF Re-Assignment)

SCHEDULE I

PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

In addition to the representations, warranties and covenants contained in the Agreement, COAF hereby represents, warrants, and covenants to the Purchaser as follows on the Closing Date and on each Funding Date:

General

1. This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables and the other Purchased Assets in favor of the Purchaser, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from COAF.

2. The Receivables constitute “chattel paper” (including “electronic chattel paper” or “tangible chattel paper”), “accounts,” “instruments” or “general intangibles,” within the meaning of the UCC.

3. Each Receivable is secured by a first priority validly perfected security interest in the related Financed Vehicle in favor of the applicable Originator, as secured party, or all necessary actions with respect to such Receivable have been taken or will be taken to perfect a first priority security interest in the related Financed Vehicle in favor of the applicable Originator, as secured party.

Creation

4. Immediately prior to the sale, transfer, assignment and conveyance of a Receivable by COAF to the Purchaser, COAF owned and had good and marketable title to such Receivable free and clear of any Lien and immediately after the sale, transfer, assignment and conveyance of such Receivable to the Purchaser, the Purchaser will have good and marketable title to such Receivable free and clear of any Lien.

5. The related Originator has received all consents and approvals to the sale of the Receivables hereunder to the Purchaser required by the terms of the Receivables that constitute instruments.

Perfection

6. COAF has caused or will have caused, within ten days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Receivables from COAF to the Purchaser, and the security interest in the Receivables granted to the Purchaser hereunder; and the Servicer, in its capacity as custodian, has in its possession the original copies of such instruments or tangible chattel paper that constitute or evidence the Receivables, and all financing statements referred to in this paragraph contain a statement that: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party/Purchaser”.

I-1

7. With respect to Receivables that constitute an instrument or tangible chattel paper, either:

(i) All original executed copies of each such instrument or tangible chattel paper have been delivered to the Indenture Trustee; or

(ii) Such instruments or tangible chattel paper are in the possession of the Servicer and the Indenture Trustee has received a written acknowledgment from the Servicer that the Servicer (in its capacity as custodian) is holding such instruments or tangible chattel paper solely on behalf and for the benefit of the Indenture Trustee; or

(iii) The Servicer received possession of such instruments or tangible chattel paper after the Indenture Trustee received a written acknowledgment from the Servicer that the Servicer is acting solely as agent of the Indenture Trustee.

Priority

8. COAF has not authorized the filing of, and is not aware of any financing statements against COAF that include a description of collateral covering the Receivables other than any financing statement (i) relating to the security interest granted to the Purchaser hereunder or (ii) that has been terminated.

9. COAF is not aware of any material judgment, ERISA or tax lien filings against COAF.

10. Neither COAF nor a custodian or vaulting agent thereof holding any Receivable that is electronic chattel paper has communicated an authoritative copy of any loan agreement that constitutes or evidences such Receivable to any Person other than the Servicer.

11. None of the instruments, tangible chattel paper or electronic chattel paper that constitute or evidence the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Purchaser, the Issuer or the Indenture Trustee.

Survival of Perfection Representations

12. Notwithstanding any other provision of the Purchase Agreement or any other Transaction Document, the perfection representations, warranties and covenants contained in this Schedule I shall be continuing, and remain in full force and effect until such time as all obligations under the Transaction Documents and the Notes have been finally and fully paid and performed.

No Waiver

13. The parties to the Purchase Agreement shall provide the Rating Agencies with prompt written notice of any breach of the perfection representations, warranties and covenants contained in this Schedule II, and shall not, without satisfying the Rating Agency Condition, waive a breach of any of such perfection representations, warranties or covenants.

I-2

Servicer to Maintain Perfection and Priority

14. The Servicer covenants that, in order to evidence the interests of COAF and the Purchaser under the Purchase Agreement, the Servicer shall take such action, or execute and deliver such instruments as may be necessary or advisable (including, without limitation, such actions as are requested by the Indenture Trustee) to maintain and perfect, as a first priority perfected security interest, the Indenture Trustee’s security interest in the Receivables. The Servicer shall, from time to time and within the time limits established by law, prepare and file all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Indenture Trustee’s security interest in the Receivables as a first-priority interest (each a “Filing”).

I-3